UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 1.01 Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 21, 2019, Hartman vREIT XXI, Inc. (the “Company”) through Hartman Park Ten Place I & II, LLC (“Park Ten Place, LLC”) and Hartman Timberway II, LLC (“Timberway LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”), acquired a fee simple interest in two properties located in Houston, Texas: the first, two three-story office buildings comprising approximately 91,215 rentable square feet, each building commonly referred to as Park Ten I (“Park Ten I”) and II (“Park Ten II”), respectively (collectively, “Park Ten Place”); the second, a three-story office building comprising approximately 130,828 square feet, commonly referred to as Timberway.

The properties were acquired from BRI 1840 Park Place, LLC., and BRI 1826 Delaware Timberway, LLC, each an unrelated third party, for a purchase price of $19,600,000, exclusive of closing costs. The Company financed the payment of the purchase price for the buildings with proceeds from the Company’s public offering and funds available under the Company's master credit facility.

An acquisition fee of approximately $490,000 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of the buildings.

The Park Ten Place Buildings

Park Ten I was built in 1979. Park Ten II was built in 1982. As of November 2019, Park Ten Place was approximately 65% occupied by 28 tenants.

Hargrove & Associates occupies 27.7% of the total rentable square footage of the property. No other tenant occupies more than 6% of the Park Ten Place buildings. The following table sets forth additional information regarding the five largest tenants at Park Ten Place:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Hargrove & Associates	$549,623	25,270	7/1/2017	2024
Jag Energy USA	$112,613	4,950	6/11/2010	2024
Open IT, Inc.	$45,050	2,576	2/1/2017	2022
Energy For Schools	$42,063	2,003	6/12/2007	2020
Kalluri Group Inc.	$41,286	1,966	12/1/2018	2022

The following table reflects lease expirations at the Park Ten Place buildings:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	2	2,345	4.0	$53,799	4.2
2020	11	7,086	12.0	$160,939	12.5
2021	6	7,100	12.0	$158,495	12.4
2022	5	9,550	16.0	$188,448	14.7
2023	—	—	—	$—	—
2024	5	33,197	56.0	$720,871	56.2
Total	29	59,278	100.0	$1,282,552	100.0

The Park Ten Place buildings faces competition from similar multitenant office properties located in and around the Houston, Texas area.

Management has no plans for material capital improvements or renovations at the Park Ten Place buildings and believes that they are suitable for their intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the Park Ten Place buildings paid real estate taxes of $248,776.

The material items of the acquisition of the Park Ten Place buildings described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 30, 2019 and is incorporated herein by reference.

Property Management

On November 21, 2019, Park Ten Place, LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the Park Ten Place buildings. Pursuant to the terms of the Management Agreement, Park Ten Place, LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Park Ten Place, LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases. The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Park Ten Place, LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so. Park Ten Place, LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material items of the Real Property Management Agreement regarding the management of the Park Ten Place buildings described herein are qualified in their entirety by the agreement attached as Exhibit 10.1, which is incorporated herein by reference.

The Timberway Building

The Timberway building was built in 1982. As of November 2019, the Timberway Building is 64.2% occupied by 14 tenants.

Enventure Global Technology, LLC currently occupies 23.4% of the total rentable square footage of the property. No other tenant occupies more than 6% of Timberway. The following table sets forth additional information regarding the five largest tenants of Timberway:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Enventure Global Technology, LLC	$720,393	30,655	5/3/2005	2021
Madsen, Kneppers and Associates, Inc.	$145,497	6,499	1/1/2016	2023
Provenance Consulting, LLC	$145,325	7,089	10/1/2017	2023
Thru Tubing Solutions, Inc.	$139,814	6,443	2/1/2018	2024
VARD Marine US, Inc.	$133,785	5,946	2/22/2017	2023

The following table reflects lease expirations at the Timberway building over the next five years:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	—	—	—	—	—
2020	2	5,489	6.5	$121,172	6.6
2021	3	39,536	47.1	$891,245	48.6
2022	2	1,939	2.3	$39,688	2.2
2023	4	20,721	24.7	$450,127	24.6
Total	11	67,685	80.6	$1,502,232	82.0

The Timberway building faces competition from similar multitenant office properties located in and around the Houston, Texas area.

Management has no plans for material capital improvements or renovations at the Park Ten Place buildings and believes that they are suitable for their intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the Timberway building paid real estate taxes of $323,165.

The material items of the agreements regarding the acquisition of the Timberway building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 30, 2019 and is incorporated herein by reference.

Property Management

On November 21, 2019, Timberway, LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the Timberway Building. Pursuant to the terms of the Management Agreement, Timberway, LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Timberway, LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases. The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Timberway, LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so. Timberway, LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material items of the Real Property Management Agreement regarding the management of the Timberway building described herein are qualified in their entirety by the agreement attached as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

a.Exhibits.

Exhibit	Description
10.1	Real Property Management Agreement, dated as of November 21, 2019 by and between Hartman Park Ten Place I & II, LLC and Hartman Income REIT Management, Inc.
10.2	Real Property Management Agreement, dated as of November 21, 2019 by and between Hartman Timberway II, LLC and Hartman Income REIT Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, Inc.
(Registrant)
Date: November 27, 2019	By:	/s/ Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Real Property Management Agreement, dated as of November 21, 2019 by and between Hartman Park Ten Place I & II, LLC and Hartman Income REIT Management, Inc.
10.2	Real Property Management Agreement, dated as of November 21, 2019 by and between Hartman Timberway II, LLC and Hartman Income REIT Management, Inc.